UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2008

DCI USA, INC.
________________________________________
(Exact name of Registrant as specified in its charter)

Delaware _____________________ (State or other jurisdiction of incorporation)	000-31143 _____________________ (Commission File Number)	22-3742159 _________________________ (IRS Employer Identification No.)

231 Norman Avenue Brooklyn, New York 11222
(Address of principal executive offices)

(718) 383-4999

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

On February 27, 2008, Direct Capital Investments, Ltd. sold all 3,150,000 shares of common stock it owned of DCI USA, Inc. (the “Company’) to TSSS, Inc., a Delaware corporation, and the majority stockholder of the Company, for an aggregate purchase price of $130,000. The transaction was effected pursuant to a verbal agreement between Direct Capital Investments, Ltd. and TSSS, Inc. Ofer Arbib, the President, Chief Executive Officer, Director and Chairman of the Board of the Company is also the sole officer and director of TSSS, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2008

DCI USA, INC.
(Registrant)

By:	/s/ Ofer Arbib
Name:	Ofer Arbib
Title:	President and Chief Executive Officer